SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 2003


                             AREAWIDE CELLULAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                     000-98765                65-0183747
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                             1615 BARCLAY BOULEVARD
                          BUFFALO GROVE, ILLINOIS 60089
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE: (847) 353-7000



                       ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

 (a) ON MARCH 11, 2003, AREAWIDE CELLULAR, INC. AND ITS WHOLLY-OWNED SUBSIDIARY,
             AREAWIDE CELLULAR, L.L.C. (COLLECTIVELY, THE "DEBTORS")
     EACH FILED VOLUNTARY PETITIONS FOR RELIEF UNDER CHAPTER 11 OF TITLE 11
                OF THE UNITED STATES CODE (THE "BANKRUPTCY CODE")
   IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF ILLINOIS
          (THE "BANKRUPTCY COURT") (CASE NOS. 03-115153, AND 03-15156).
        THE DEBTORS MANAGE, AND WILL CONTINUE TO MANAGE, THEIR PROPERTIES
             AND OPERATE THEIR BUSINESSES AS "DEBTORS-IN-POSSESSION"
        UNDER THE JURISDICTION OF THE BANKRUPTCY COURT AND IN ACCORDANCE
             WITH THE APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE.


                               (b) NOT APPLICABLE.

              ITEM 4. CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANT

     EFFECTIVE MARCH 11, 2003, AREAWIDE CELLULAR, INC. AND ITS WHOLLY OWNED SUBSIDIARY, AREAWIDE CELLULAR, LLC (THE "COMPANY"), TERMINATED ITS RELATIONSHIP
 WITH ALTSCHULER MELVOIN & GLASSER LLP, THE PREDECESSOR ACCOUNTANT, AND ENGAGED
    MILLER COOPER & CO. LTD., THE SUCCESSOR ACCOUNTANT, TO PERFORM AUDIT AND
                       RELATED SERVICES FOR THE COMPANY.


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                              AREAWIDE CELLULAR, INC.




DATE: APRIL 8, 2003                BY:  /s/ MICHAEL KAPLAN
                                   MICHAEL KAPLAN
                                   CO-PRESIDENT AND
                                   CO-CHIEF EXECUTIVE OFFICER